                                                                  EX.99.906 CERT

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, O.S. Hawkins, President of AB Funds Trust (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: February 19, 2004                     /s/ O.S. Hawkins
                                            ------------------------------------
                                            O.S. Hawkins, President
                                            (principal executive officer)

I, Jeffrey P. Billinger, Vice President and Treasurer of AB Funds Trust (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: February 19, 2004       /s/ Jeffrey P. Billinger
                              Jeffrey P. Billinger, Vice President and Treasurer
                              (principal financial officer)